UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
__________________
Date of Report (Date of earliest event reported): August 7, 2019
___________________
WRIGHT MEDICAL GROUP N.V.
(Exact name of registrant as specified in its charter)

The Netherlands	1-35065	98-0509600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200			None
1097 JB	Amsterdam,	The Netherlands	(Zip Code)
(Address of principal executive offices)
(+ 31) 20 521 4777
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value €0.03 per share	WMGI	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On August 7, 2019, Wright Medical Group N.V. (Wright) issued a press release announcing financial results for the quarter ended June 30, 2019. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and the information set forth therein is incorporated herein by reference and constitutes a part of this report.
Unless the context otherwise requires, references to "Wright," the "company," "we," "our" or "us" in this report refer to Wright Medical Group N.V. and its subsidiaries.
Wright is furnishing the information contained in this report, including Exhibit 99.1, pursuant to Item 2.02 of Form 8-K promulgated by the United States Securities and Exchange Commission (SEC). This information shall not be deemed to be filed with the SEC for purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the United States Securities Act of 1933, as amended (Securities Act), except as expressly set forth by specific reference in such filing. By filing this report and furnishing this information, Wright makes no admission as to the materiality of any information contained in this report, including Exhibit 99.1. This report shall not be incorporated into any future filings by Wright under the Securities Act or the Exchange Act.
To supplement our consolidated financial statements prepared in accordance with United States generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, several of which are included in the press release furnished as Exhibit 99.1 to this report. The press release includes the following non-GAAP financial measures: organic net sales; combined pro forma net sales; net sales, excluding the impact of foreign currency; organic net sales, excluding the impact of foreign currency; combined pro forma net sales, excluding the impact of foreign currency; growth rates of each of the foregoing; net income, as adjusted; EBITDA, as adjusted; gross margin, as adjusted; earnings, as adjusted; and earnings, as adjusted, per diluted share. In each case, our non-GAAP financial measures refer to results from continuing operations.
For internal budgeting and resource allocation process, our management uses financial information that does not include:

1.	non-cash interest expense on convertible notes;

2.	net charges on debt exchange or extinguishment;

3.	mark-to-market adjustments of derivatives;

4.	non-cash inventory step-up amortization;

5.	transition costs;

6.	non-cash foreign currency translation charges;

7.	BioMimetic contingent value right (CVR) mark-to-market adjustments;

8.	contingent consideration fair value adjustment;

9.	tax expense due to change in tax rates on income from deferred intercompany transactions;

10.	net gain on investments; and

11.	income tax effects of the foregoing.
Additionally, for internal budgeting process and evaluation of net sales performance, management uses net sales on a constant currency basis. To measure net sales on a constant currency basis, it is necessary to remove the impact of changes in foreign currency exchange rates, which affects the comparability and trend of net sales. Net sales, on a constant currency basis, is calculated by translating current period results at prior period average foreign currency exchange rates.
For internal budgeting and resource allocation process, management uses pro forma measures to evaluate performance when certain acquisitions or dispositions occur. Historical data reflects results of acquired businesses only after the acquisition dates, while pro forma data enhances comparability of financial information between periods by adjusting the data as if the acquisitions or dispositions occurred at the beginning of the preceding year or period. Our organic net sales growth rates reflect net sales by the legacy Wright business, which do not include net sales of products obtained through the Cartiva, Inc. (Cartiva) acquisition. Our pro forma net sales growth rates have been adjusted to reflect the effect on our net sales of incremental net sales that would have been recognized had Cartiva been acquired on January 1, 2018.
For internal budgeting and resource allocation process, management also uses EBITDA, EBITDA, as adjusted, non-GAAP earnings, as adjusted, and gross margin, as adjusted. EBITDA is calculated by adding back to net loss from continuing operations charges for interest, provision (benefit) from income taxes, depreciation, and amortization expenses. EBITDA, as adjusted, is calculated by excluding non-cash share-based compensation expense, non-operating income and expense, as well as the applicable adjustments numbered above, from EBITDA. Non-GAAP earnings, as adjusted, is calculated by adding back to net loss from continuing operations charges for non-cash amortization expenses, net of taxes, as well as the applicable adjustments numbered above. Non-GAAP adjusted gross margins are calculated by excluding inventory step-up amortization and transition costs from gross profit from continuing operations and dividing by net sales from continuing operations.
We use these non-GAAP financial measures in making operating decisions because we believe these measures provide meaningful supplemental information regarding our core operational performance and give us a better understanding of how we should invest in research and development activities and how we should allocate resources to both ongoing and prospective business initiatives. We use these measures to help make budgeting and spending decisions, for example, between research and development and selling, general and administrative expenses. Additionally, management is evaluated on the basis of some of these non-GAAP financial measures when determining achievement of their performance incentive plan compensation targets. Further, these non-GAAP financial measures facilitate management’s internal comparisons to both our historical operating results and to our competitors’ operating results by factoring out potential differences caused by charges not related to our regular, ongoing business, including without limitation, non-cash charges, certain large and unpredictable charges, acquisitions and dispositions, legal settlements, and tax positions.
As described above, we exclude the following items from one or more of our non-GAAP financial measures for the following reasons:
Foreign currency impact on net sales. We excluded the foreign currency impact on net sales compared to prior period from our non-GAAP measure, primarily because it is not reflective of our ongoing operating results, and it is not used by management for internal budgeting process and evaluation of net sales performance. We further believe that excluding this item is useful to investors in that it allows for period-over-period comparability.
Non-cash interest expense on convertible notes. We excluded the non-cash interest expense on convertible notes from our non-GAAP financial measures, primarily because it is a non-cash expense. We believe that it is useful to investors to understand our operational performance, liquidity, and our ability to invest in research and development and to fund acquisitions and capital expenditures. While interest expense associated with the amortization of the debt discount constitutes an ongoing and recurring expense, such expense is excluded from our non-GAAP financial measures because it is not an expense that requires cash settlement and is not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.
Net charges on debt exchange or extinguishment. We excluded the net charges on the exchange or extinguishment of our cash convertible notes, primarily due to the settlement of related conversion derivatives from our non-GAAP financial measures, primarily because these charges are not reflective of our ongoing operating results, and are not used by management to assess the core profitability of our business operations. We further believe that excluding these charges from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.
Mark-to-market adjustment of derivatives. We excluded the adjustment of the mark-to-market adjustments on derivatives from our non-GAAP financial measures, primarily because it is not reflective of our ongoing operating results, and it is not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.
Non-cash inventory step-up amortization. We excluded inventory step-up amortization associated with our acquisitions from our non-GAAP measures, primarily because it is not reflective of ongoing operating results, and it is not used by management to assess the core profitability of our business operations. Additionally, because this is a non-cash expense, it does not impact our operational performance, liquidity, or our ability to invest in research and development and to fund acquisitions and capital expenditures. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.
Transition costs. We excluded the transition costs associated with acquisitions and mergers from our non-GAAP financial measures, primarily because such costs are not reflective of our ongoing operating results and are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.
Non-cash foreign currency translation charges. We excluded the non-cash foreign currency translation charges from our non-GAAP financial measures, primarily because such charges are not reflective of our ongoing operating results, and are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.

BioMimetic CVR mark-to-market adjustments. We excluded the adjustment of the mark-to-market adjustments on the contingent value rights associated with acquired assets and liabilities from our BioMimetic acquisition from our non-GAAP financial measures, primarily because it is not reflective of our ongoing operating results, and it is not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that such exclusion allows for period-over-period comparability.
Contingent consideration fair value adjustment. We excluded the fair value adjustment of our contingent consideration from our non-GAAP measures, primarily because it is not reflective of our ongoing operating results, and it is not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.
Tax expense due to change in tax rates on income from deferred intercompany transactions. We excluded tax expense due to change in tax rates on income from deferred intercompany transactions from our non-GAAP financial measures, primarily because it is not reflective of our ongoing operating results, and it is not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.
Net gain on investments. We excluded a net gain on investments from our non-GAAP measures, primarily because it is not reflective of our ongoing operating results, and it is not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.
Income tax effects of the foregoing. This amount is used to present each of the amounts described above, except for foreign currency exchange rate impact on net sales, on an after-tax basis consistent with the presentation of net income, as adjusted.
These non-GAAP financial measures are not in accordance with, or an alternative for, GAAP measures and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures are not based on any comprehensive or standard set of accounting rules or principles. Accordingly, the calculation of our non-GAAP financial measures may differ from the definitions of other companies using the same or similar names limiting, to some extent, the usefulness of such measures for comparison purposes. Non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with our financial results as determined in accordance with GAAP. These measures should only be used to evaluate our financial results in conjunction with the corresponding GAAP measures. Accordingly, we qualify our use of non-GAAP financial information in a statement when non-GAAP financial information is presented.
All of the historical non-GAAP financial measures used in our press release are reconciled to the most directly comparable GAAP measure. With respect to our 2019 financial guidance regarding non-GAAP adjusted EBITDA from continuing operations and non-GAAP adjusted earnings per share from continuing operations, we cannot provide a quantitative reconciliation to the most directly comparable GAAP measure without unreasonable effort due to our inability to make accurate projections and estimates related to certain information needed to calculate some of the adjustments. However, we have described in the press release the anticipated differences between these non-GAAP financial measures and the most directly comparable GAAP measure qualitatively.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
The following exhibit is being filed or furnished with this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press release issued by Wright Medical Group N.V. on August 7, 2019 announcing financial results for the quarter ended June 30, 2019 (furnished herewith)

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K, including the exhibit hereto, includes forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “remain on track,” “plans,” “intend,” “could,” “may,” “will,” “believe,” “estimate,” “continue,” “guidance,” “future,” other words of similar meaning and the use of future dates. Forward-looking statements in this report include, but are not limited to, statements about the company’s anticipated financial results for 2019, including net sales, adjusted EBITDA from continuing operations and adjusted earnings per share from continuing operations, anticipated continued strong shoulder sales growth together with adoption of our BLUEPRINT™ enabling technology and the company’s expectation to be #1 in shoulders by the end of this year, the long-term growth prospects of our extremities business as a whole, and our Cartiva® and lower extremities businesses in particular, the success of actions taken and to be taken to improve the performance of our Cartiva business and the U.S. lower extremities business as a whole, and the timing of benefits therefrom, and the company’s confidence in its ability to achieve its long-term financial targets. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Each forward-looking statement contained in this report is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, failure to achieve anticipated financial results for 2019 or long-term financial targets, failure to recognize the benefits of actions taken to improve the growth rates of Cartiva and the whole U.S. lower extremities business on a timely basis or at all, failure to achieve the anticipated financial benefits of the Cartiva acquisition, unanticipated clinical performance issues with our products (including Cartiva products) or the introduction of competitive products with clinical performance attributes that are superior to our products (including Cartiva products), failure to achieve wide market acceptance of our products (including Cartiva products) due to clinical, regulatory, cost, reimbursement or other issues, delay or failure to drive U.S. lower extremities or biologics sales to anticipated levels; continued supply constraints; actual or contingent liabilities; the adequacy of the company’s capital resources and need for additional financing; the timing of regulatory approvals and introduction of new products; physician acceptance, endorsement, and use of new products; failure to achieve the anticipated commercial sales of AUGMENT® Bone Graft and other new products; the effect of regulatory actions, changes in and adoption of reimbursement rates; product liability claims and product recalls; pending and threatened litigation; risks associated with the metal-on-metal master settlement agreements; ability to obtain the additional insurance proceeds; risks associated with international operations and expansion; fluctuations in foreign currency exchange rates; other business effects, including the effects of industry, economic or political conditions outside of the company’s control; reliance on independent distributors and sales agencies; competitor activities; changes in tax and other legislation; and the risks identified under the heading “Risk Factors” in Wright’s Annual Report on Form 10-K for the year ended December 30, 2018 filed by Wright with the SEC on February 27, 2019 and subsequent SEC filings by Wright, including without limitation its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019 and June 30, 2019. Investors should not place considerable reliance on the forward-looking statements contained in this report. Investors are encouraged to read Wright’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this report speak only as of the date of this report, and Wright undertakes no obligation to update or revise any of these statements. Wright’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2019

WRIGHT MEDICAL GROUP N.V.

By: /s/ Lance A. Berry
Name: Lance A. Berry
Title: Executive Vice President, Chief Financial and Operations Officer